UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): July 7, 2021

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIXN	OTCQX

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 7, 2021, Aixin Life International, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 13, 2021.

Proposal No. 1 – Election of directors.

The Company’s stockholders voted to elect the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld

Quanzhong Lin	39,961,428	14

Yao-Te Wang	39,948,895	14

Chang-Ping Lin	39,897,560	14

Christopher Lee	39,922,149	-0-

There were 2,089,131 broker non-votes.

Proposal No. 2 – Ratification of the appointment of KCCW Accountancy Corp.

The Company’s stockholders voted to ratify the appointment of KCCW Accountancy Corp. as the Company’s independent registered public accounting firm for the year ending December 31, 2021. There were 39,938,701 votes in favor of ratification, no votes against and 83,343 abstentions.

Proposal No. 3 – Adoption of a Resolution, on an advisory basis, approving the compensation of the Company’s named executive officers for 2020.

The Company’s stockholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers for 2020 as disclosed in its Proxy Statement pursuant to Item 402 of Regulation S-K. The results of the voting were 39,961,442 votes for, no votes against and no abstentions. There were 2,089,1310 broker non-votes.

Proposal No. 4 – Adoption of a resolution, on an advisory basis, as to the frequency of future stockholder votes as to executive compensation.

The Company’s stockholders voted, on an advisory basis, as to the frequency of future stockholder votes as to executive compensation. The results of the voting were 39,955,079 votes for a stockholder vote each year, 4 votes for a stockholder vote every two years, 25 votes for a stockholder vote every three years and 726 abstentions. There were 2,089,131 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date: July 8, 2021	By:	/s/ Quanzhong Lin
Quanzhong Lin Chief Executive Officer